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                                                                    EXHIBIT 10.5


                      NASHVILLE COMPUTER LIQUIDATORS L.P.
                             121 16th Avenue, North
                           Nashville, Tennessee 37203
                           Telephone: (615) 329-0090
                              Fax: (615) 329-0190

April 19, 1999

BUY COM, INC.
21 Brookline
Aliso Viejo, CA 92656

Attn:  Brent Rusick

Re:  Merchandising and Supply Agreement

Ladies and Gentlemen:

The following is the merchandising and supply agreement (the "Agreement") between BUY.COM, INC. ("BC") and Nashville Computer Liquidators L.P. ("NCL").

1.   Products:
     NCL will merchandise and supply Products (defined below) to BC, on the terms and conditions of this Agreement. The term "Products" in this Agreement refers to "refurbished," "open box" and "end of life" computer hardware, electronics, and exceptional value household products, "clone," or "white box" computer hardware products and similar merchandise. BC acknowledges its understanding that NCL is in the liquidation business with respect to the Products. NCL is not the manufacturer of the Products. WITH THE EXCEPTION OF POSSIBLE WARRANTIES FROM MANUFACTURERS OF THE PRODUCTS (WHICH MAY OR MAY NOT BE AVAILABLE), NCL IS FURNISHING THE PRODUCTS TO BC AND ITS CUSTOMERS "AS IS," WITHOUT ANY WARRANTY BY NCL WHATSOEVER, INCLUDING WITHOUT LIMITATION ANY WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE OR ANY WARRANTY OF MERCHANTABILITY. NCL will provide all manufacturer's warranty information to the extent available.

2.   Marketing of Products:
     At any one time, NCL will offer BC a limited amount of stock keeping units ("SKUs") of Products selected by NCL based on consultations with BC. The Products will be described on pre-built HTML pages developed by BC on the BC web site presently expected to be named BUYSPECIALS.COM (the "Site"). The Site may have another name selected by BC. Those HTML pages are to include technical specifications and pictures of the Products (each to be provided by NCL), together with Pricing and other information BC determines to be in its best interest.

3.  Merchandising Procedures:
    NCL will notify BC electronically or on paper as each [***] from NCL's
                                                            ---
    liquidation sources (the "Availability Notice"). The Availability Notice will include [***]. NCL makes no representation or warranty as to
                  ---
    suggested sales prices by BC, such sales prices being totally within the discretion of BC based upon all of its market information, including information furnished by NCL as part of the Availability Notice. [***], BC
                                                                      ---
    will notify NCL [***] if any, it intends to place on the Site and, of the
                     ---
    [***] available, the [***] to treat as [***] to this Agreement.  With the
     ---                  ---               ---
    [***], BC will be deemed to have accepted the price to BC set [***], and
     ---                                                           ---
    those SKUs will be subject to the terms and conditions of this Agreement.

4.  Fulfillment Services:
    NCL will be responsible, directly or through Ingram Entertainment Inc. ("IEI') or one or more other contractors, for fulfilling on behalf of BC orders for the Products from BC Internet consumer customers who visit the Site. These services are comprised of packing and shipping those orders direct to the Internet consumer in accordance with Exhibit A to this Agreement (collectively the "Fulfillment Services").

5.  [***] and Referral:
     ---
    During the term of this Agreement, NCL will [***] the Products and the
                                                 ---
    Fulfillment Services [***] and BC will [***] to its Internet consumer
                          ---               ---
    customers the Products utilizing fulfillment or other services of a party [***]. In the event BC does not provide the Acceptance Notice, or in the
     ---
    event BC removes an SKU from the Site for any reason or is required to remove an SKU from (or not place an SKU on) the Site pursuant to notice from NCL pursuant to this Agreement, NCL may offer and sell that SKU and may directly or indirectly provide related fulfillment services [***] to
                                                                     ---
    BC.  Nothing in this Agreement shall prohibit NCL [***] (i.e., units not
                                                       ---
    included in the Acceptance Notice) [***] at any time, provided NCL does not
                                        ---
    [***].  During the term of this Agreement, in the event BC is offered the
     ---
    [***], other than [***] to be obtained [***]. BC will refer that inquiry to
     ---               ---                  ---
    [***] and will [***] pursuant to this Agreement.
     ---            ---

6.  SKU Removal from Site:
    NCL shall have the right in its sole discretion to request, electronically or on paper, upon no less than 24 hours prior written notice, that BC remove a particular SKU from the Site (or, if the particular SKU is not on the Site, that BC not place the SKU on the Site). Upon receipt of that request, BC shall be required to remove the SKU from the Site on or before the time specified in the request (or, if the SKU is not on the Site, BC shall not place it on the Site). Circumstances in which NCL would make such a request would include failure to place the SKU on the Site promptly following selection by BC, significant sales slowdowns or shortfalls of the SKU from the Site, or anticipated price reductions for the SKU in the liquidation or other market.

7.  Returns:
    Due to the liquidation/close-out nature of the Products, BC and NCL have agreed to the

_____________________

    [***] Confidential treatment has been requested for the bracketed portions.
     ---
The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

    return rights set out in this paragraph. The Site will notify BC customers that Products may only be returned if materially inoperable upon receipt (i.e. "dead on arrival"). BC customers are to receive a return authorization from BC prior to return of any of the Products. After receipt of the return authorization, BC will direct the customer to return the item directly to NCL's Fulfillment Services contractor (or, if no such contractor, to NCL), provided that, in order for BC to receive credit for the return, the item must be received by the contractor (or NCL) within 14 days of the date the defective item was received by the customer (with all Products sent by U.S. mail deemed received by the customer within four mail delivery days of deposit in the mail). In order for BC to receive credit for the returned item, the contractor (or NCL) must receive the item within the above 14 day period, together with (from BC) the BC return authorization and the related order information. The contractor (or NCL) shall, each NCL business day, furnish BC a report of all returns received since the last such business day.

8.  Special Handling:
    For special handling (i.e., inserts), NCL and BC shall agree in advance on the pricing to BC.

9.  Terms:
    Payment terms will be net 14 days from shipment date for all Products shipped by NCL to BC customers pursuant to the Fulfillment Services, plus related freight charges, with a seven day grace period. On the first business day of each week, NCL will furnish BC with a report of all Products shipped and related freight and other charges during the preceding week. On or before Friday of the week following the week in which NCL issues that report, BC will pay NCL, by wire transfer, the amount indicated on that report. The report will be delivered electronically or on paper as mutually agreed by NCL and BC. Absent mutual agreement, the report shall be issued on paper by facsimile transmission with a hard copy to follow by recognized overnight courier.

    BC understands that its credit line with NCL will be as established or modified from time-to-time based upon NCL's credit review and credit policies. Any amounts not paid when due will be subject to a late charge of [***] on the overdue balance (or, if less, the maximum amount permitted by
     ---
    applicable law). Payments received from BC will be credited first to unpaid interest as set out above.

10. Advertising:
    BC will not [***] of any kind in connection with this Agreement or the
                 ---
    transactions contemplated by it.  BC and NCL will agree in advance [***] to
                                                                        ---
    be received by NCL in the event [***].
                                     ---

11.  Freight:
     The Products will be warehoused in Memphis, Tennessee, or such other location as NCL deems advisable. The price to be paid NCL by BC for the Products shall include shipping into such warehouse by the supplier to NCL. For shipments by NCL to the BC

__________________

     [***] Confidential treatment has been requested for the bracketed portions.
      ---
The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

     customers as part of the Fulfillment Services, [***] at the same time and
                                                     ---
     on the same basis as [***] pursuant to the terms of this Agreement.
                           ---

12.  Term of Agreement:
     The term of this Agreement will commence on the date hereof and terminate on the day preceding the second anniversary of that date. If not terminated sooner in accordance with its terms, this Agreement shall automatically renew for successive one year terms, subject to the right of either party to terminate the Agreement during any renewal term on not less than 30 days prior written notice to the other. Notwithstanding the foregoing, NCL may terminate this Agreement immediately in the event BC becomes more than 15 days past due or otherwise violates its credit terms with NCL.

13.  Assignment:
     Neither BC nor NCL may assign this Agreement without the express written consent of the other.

14.  Confidentiality:
     BC and NCL agree to keep the terms and conditions of this Agreement strictly confidential during the term of this Agreement and for the three year period following its termination. BC and NCL agree not to disclose those terms and conditions in whole or in part to any party other than disclosure on a "need to know" basis to their respective employees, contractors, advisors, or affiliates whose duties reasonably justify the need for such knowledge. The following information shall be exempt from the provisions of this paragraph: (a) information required by law to be disclosed; and (b) information in the public domain through no act of BC or NCL.

15.  Limitation of Damages:
     NEITHER PARTY SHALL HAVE ANY LIABILITY TO THE OTHER HEREUNDER FOR SPECIAL OR CONSEQUENTIAL DAMAGES, INCLUDING LOST PROFITS, DUE TO THE BREACH OR AN INTENDED BREACH OF THIS AGREEMENT, EVEN IF THE BREACHING PARTY HAS BEEN ADVISED THAT SUCH DAMAGES MAY RESULT FROM A BREACH.

16.  Tax Indemnification:
     BC is the seller of the Products to its customers and shall be responsible for any and all sales and similar taxes arising from such sales. BC SHALL FOREVER DEFEND, INDEMNIFY, AND HOLD HARMLESS NCL AND ITS PARTNERS, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AND AFFILIATES, FROM ANY AND ALL SALES AND SIMILAR TAX LIABILITY ARISING FROM THE SALE OF PRODUCTS TO BC CUSTOMERS, INCLUDING INTEREST, PENALTIES, AND RELATED CHARGES, EXCEPT TO THE EXTENT SUCH TAX IS NOT A SALES OR SIMILAR TAX FOR WHICH NCL IS LIABLE BY OPERATION OF LAW OR EXCEPT TO THE EXTENT LEVIED ON THE INCOME NCL DERIVES FROM THOSE SALES.

_____________________

     [***] Confidential treatment has been requested for the bracketed portions.
      ---
The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

17.  Ingram Entertainment Inc.:
     BC acknowledges that IEI is an owner of NCL. BC acknowledges, for the benefit of IEI and NCL, that this Agreement does not in any way affect or limit the rights of IEI and, indirectly, NCL, under the Non-Competition Agreement among SPEEDSERVE.COM INC., BUY CORP., IEI, and David B. Ingram, dated as of December 3, 1998. NCL may furnish some or all of the Products or the Fulfillment Services, through IEI as agent or as consignee of NCL, or as both agent and consignee. BC will make all payments to IEI as agent of NCL until the later of the date BC has the systems capability to treat NCL as a separate vendor and the date BC is notified by NCL to make payments directly to NCL. During the time BC is to make payment to IEI as agent of NCL, all shipments containing both the Products and items supplied by IEI to BC pursuant to the supply agreement between them will be subject to the terms of this Agreement, i.e., payment will be made pursuant to item
                                     ----
     9 above. Any amounts due and owing between NCL and BC shall be separate from and not subject to offset against any amounts due and owing between IEI and BC.

18.  Notices:
     Notices under this Agreement shall, except as otherwise specifically provided in this Agreement, be sent to NCL at the letterhead address first appearing above, Attn: President, with a copy to Ingram Entertainment Inc., Two Ingram Blvd , La Vergne, Tennessee 37089, Attn: General Counsel , and to BC at the address first set out above, Attn: Brent Rusick, with a copy to the attention of General Counsel at the same address, Notices shall be deemed received when delivered or, if mailed, five days after the date of mailing, properly addressed with proper postage.

19.  Miscellaneous:
     The headings of this Agreement are included for purposes of convenience only, and do not affect the construction or interpretation of any of its provisions. This Agreement constitutes the entire agreement between the parties pertaining to its subject matter. Any modification of this Agreement must be in writing signed by the parties. This Agreement shall be binding on, and shall benefit, the parties and their respective successors and assigns. This Agreement shall be governed by and construed in accordance with Tennessee law. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

If the terms and conditions set out in this Agreement are accepted and agreed to by BC, please execute and return to me the attached Counterpart of this letter to indicate that acceptance and agreement, and keep the other counterpart in your files. We took forward to a mutually prosperous relationship.

                                               Sincerely,

                                               NASHVILLE COMPUTER LIQUIDATORS
                                               L.P


                                               By:_____________________________
                                                  Peter Marcum, President

ACCEPTED AND AGREED THIS
_____ DAY OF APRIL. 1999.

BUY.COM, INC.

By:_______________________________________
Print Name:  Brent Rusick
           -------------------------------
Title:  VP Sales & Operations
       -----------------------------------
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                                   Exhibit A
                                   ---------


                              Fulfillment Services

1.  Order Transmission.  BC and NCL will agree on a means for electronic
    ------------------
    transmission to NCL of orders from BC customers visiting the Site. Orders will be transmitted to NCL or its contractor not more than four hours after their receipt by BC. Orders may be transmitted in batches, subject to the preceding four hour interval. BC and NCL, will agree on order content. Orders will be complete and NCL will have no obligation for any order containing incomplete Information.

2.  Processing.  Orders received by Noon (Central Time) on an NCL business day
    ----------
    will be processed and shipped by NCL that same business day. Orders received after that time will be processed the next NCL business day.

3.  Safety Stock Units and Lack of Availability.  The Acceptance Notice shall
    -------------------------------------------
    specify the number of "Safety Stock Units" of each SKU. When the number of units of that SKU on hand and designated for BC is less than the number of Safety Stock Units, NCL or its contractor will use reasonable efforts to notify BC. BC will then have sole responsibility for notifying visitors to the Site either that the SKU is no longer available or that quantities and availability are extremely limited. Further, if any Product is not available for any reason, NCL will notify BC electronically no later than the NCL business day following receipt of the order. Due to the close out or liquidation nature of the Products, NCL cannot and will not be responsible for lack of availability or backorders.

4.  Reports.  Each NCL business day, NCL will furnish a report to BC
    -------
    electronically indicating orders shipped, orders rejected due to incomplete information, and orders rejected due to unavailable Product.

5.  Service.  NCL will render all services in a commercially reasonable,
    --------
    professional manner, but will have no liability to BC except to the extent due to NCL's gross negligence or willful misconduct.

6.  Title to Products.  Title to the Products shall remain with NCL until
    -----------------
    delivered to the common carrier addressed to the BC customer according to the order, at which time it shall pass to BC until delivered to the BC customer.